[GRAPHIC OMITTED]
                                                                          vem ag

                                    AGREEMENT

This Agreement is made entered into on this 1st day of July 2005 ("Effective Date") by and between

VEM  AKTIENBANK  AG,  P.O.  Box  33  07  05,  D-80667  Munich,  Germany
                                                           - hereinafter "VEM" -
and

DERMISONICS, INC., Four Tower Bridge, 200 Bar-Harbor Drive, West Conshohocken, PA 19428
                                   - hereinafter "Dermisonics" or the "Company"-


                                    RECITALS:

WHEREAS, VEM is a Munich-based investment bank which, in association with its strategic partners, participates in the capitalization of small and mid-cap corporations.

WHEREAS, Dermisonics is a U.S.-based bio-technical research, development and marketing company which maintains a market for its common shares on the OTC Bulletin Board ("OTCBB") under the symbol DMSI and is also listed in the Freiverkehr at the Berlin-Bremen Stock Exchange ("Berlin Exchange") and the Frankfurt Stock Exchange ("Frankfurt Exchange") under the symbol FQC (ISIN US24983U1043/ WKN A0DK4Y).

WHEREAS, Dermisonics is seeking to raise working capital by borrowing funds for which it will issue convertible promissory notes.

NOW, THEREFORE, in consideration of the mutual promises and other consideration set forth herein, the parties agree as follows:

                                1. DUTIES OF VEM

1.1  Subscription  services.  VEM  shall  provide  the  following  services:
     -----------------------

     VEM shall subscribe for certain Convertible Promissory Notes (the "Notes") to be issued by the Company during the course of a planned increase in the capitalization of the Company. The Notes shall be issued by the Company pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), afforded by Regulation S promulgated thereunder, in a principal amount to be determined by VEM after canvassing its clientele and as may be subsequently agreed upon by the Company (provided that such determination is made by VEM and agreement is secured through the Company during the Engagement Period as subsequently defined in clause 4.1). The Notes shall bear interest in the amount of ten percent (10%) per annum, shall become due and payable two (2) years after the date of issuance by the Company, and shall otherwise conform to the terms of this Placement Agreement and the form of Note attached hereto as Schedule A.


--------------------------------------------------------------------------------

VEM AKTIENBANK AG  TEL +49(0)89/2 30 01-0                                      VORSTAND: DIPL-KFM ANDREAS BEYER,
                   FAX: +49(0)89/2 30 01-111                                   DIPL-KFM ERICH PFAFFENBERGER
ROSENTAL 5         E-MAIL: INFO@VEM.AG \                                       VORSITZENDER DES AUFSICHTSRATES:
                   INTERNET: HTTP://WWW.VEM.AG                                 DIPL-KFM MATTHIAS GIRNTH
D - 80331 MUNCHEN  HYPOVEREINSBANK MUNCHEN (BLZ 700 202 70) KTO-NR 36 233 222  AMTSGERICHT MUNCHEN HRB 124 255
-----------------  ----------------------------------------------------------  ---------------------------------

1.2  Investor  Relation  Services.  VEM  shall  enlist  the  services  of  MIDAS
     -----------------------------
     Research and/or such other financial analysts and service providers as VEM deems necessary in order to discharge its obligations under this Agreement.

1.3  Best  Efforts.  VEM  shall  exercise  its  best efforts and judgment in the
     --------------
     performance of the service to be provided pursuant to clause 1.2, above. The parties acknowledge and agree that certain market and other factors are beyond their control and that there can be no assurance that the desired results of the investor relation activities will be achieved.

1.4  Delegation.  VEM  shall  be  entitled  to  enlist  the  services  of  third
     -----------
     parties  at  its  own  discretion  and  cost to provide the above services.

                            2. DUTIES OF DERMISONICS

Upon and after the execution hereof (the "Effective Date"), Dermisonics shall provide VEM with regular coverage of Company news and with all public reports filed with the Securities and Exchange Commission (the "SEC") in relation to its listing on the OTCBB, any materials filed with the Frankfurt and Berlin-Bremen Stock Exchanges as well as any other materials that materially effect the market value of the Company's securities without delay. Additionally, Dermisonics shall make available any material public information disseminated in the U.S. market simultaneously to the German market.


                  3. PURCHASE PRICE, DELIVERY, FEE AND EXPENSES

3.1  Investor  Relations  Services  Fee.  As  full compensation for the investor
     -----------------------------------
     relations services to be provided under clause 1.2 herein, Dermisonics shall pay VEM a fee of EUR 20,000.00 to be delivered to VEM within ten (10) business days from the Effective Date of this Agreement.

3.2  Procedure  and  Payment  for  the Convertible Promissory Notes purchased by
     ---------------------------------------------------------------------------
     VEM.  The Company shall deliver or cause the delivery of the executed Notes
     ----
     made in favor of VEM as soon as practicable after Dermisonics receives the loan proceeds related to each such Note.

3.3  Third  Party  Costs.  Any reasonable third party costs not in excess of USD
     --------------------
     1,000 that are incurred by VEM in the performance of its services under this Agreement shall be reimbursed by Dermisonics within 30 days of presentation of an invoice by VEM detailing such costs. Any third party costs incurred by VEM in excess of USD 1,000.00 shall require the prior approval of Dermisonics. In particular, Dermisonics agrees to pay for such additional services under Section 1.4 provided that the prior approval of Dermisonics has been granted.

                                     4. TERM

4.1  Term  of  Agreement.  This  Agreement  shall  commence  upon the date first
     --------------------
     written above and end on August 31, 2005 (the "Engagement Period") subject to VEM fulfilling its obligations under this agreement. In the event that VEM has not met these obligations by October 31, 2005, this agreement can be extended upon mutual consent.


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
                           5. DEFAULT AND CANCELLATION

5.1  Failure  to  Pay  Fee.  In  the event Dermisonics fails to pay the Investor
     ---------------------
     Relations Services Fee as agreed to under Section 3.1, above, within 10 business days from the Effective Date, VEM may in its sole discretion cancel this Agreement.

5.2  Unlawful  or  Improper  Activities.  In  the  event of an administrative or
     -----------------------------------
     judicial determination that Dermisonics is engaged in any unlawful or improper activities, VEM may terminate this Agreement immediately.

5.3  Breach  of  Representations  and  Warranties  of  Dermisonics. In the event
     -------------------------------------------------------------
     that Dermisonics breaches any of the representations or warranties set forth in Section 8.1(a) through Section 8.1 (c), below, Dermisonics shall have 30 days from the date of notice by VEM of such breach to cure any such breach, and upon failure to do so, VEM shall have the right to cancel this Agreement. In the event that Dermisonics breaches any of the representations or warranties set forth in Section 8.1(d) through Section 8.1(e), below, VEM may terminate this Agreement immediately.

5.4  Breach  of  Representations  and  Warranties  of VEM. In the event that VEM
     ----------------------------------------------------
     breaches  any of the representations or warranties set forth in Section 8.2
     (a), Section 8.2 (b) or Section 8.2(c), below, VEM shall have 30 days from the date of notice by Dermisonics of such breach to cure any such breach, and upon failure to do so, Dermisonics shall have the right to terminate this Agreement. In the event of any early termination of this Agreement pursuant to this Section 5.4, VEM shall have the right to retain cash to pay any unreimbursed expenses.

5.5  Payment  Due  Upon  Early  Termination.  Except  as  otherwise  expressly
     --------------------------------------
     provided herein, any early termination of this Agreement shall not affect VEM's entitlement to payment of the fee referred to in Section 3.1 and reimbursement for expenses due up to the time of termination.

5.7  Survival  of  Terms.  Notwithstanding  termination  of  this Agreement, the
     -------------------
     obligations of the Parties under Sections 2, 5.6, 5.7, 6.3, 6.4, and 7 of this Agreement shall survive termination.


                           6. LIABILITY AND INDEMNITY

6.1  VEM's  Liability.  Neither  VEM nor any officer, director, or agent thereof
     ----------------
     or of an affiliated company shall be liable to Dermisonics or to any officer, director, employee, stockholder or creditor of Dermisonics for any act, omission, error in judgment or for anything except willful malfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the terms of this Agreement. Neither VEM nor any person designated by VEM to perform hereunder shall make any statements regarding the Company not included in the Company's filings with the US Securities and Exchange Commission without the prior written approval of the Company.

6.2  Accuracy  and  Completeness  of  Information.  VEM  shall have the right to
     -------------------------------------------
     rely upon information provided by Dermisonics and VEM shall not be responsible for the accuracy and completeness of such information.

6.3  Indemnification  by  Dermisonics.  Dermisonics  agrees  to  defend and hold
     ---------------------------------
     VEM harmless, should any action relating to or arising from this Agreement be brought against VEM by


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
     any third party except in those cases where VEM is guilty of willful malfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the terms of this Agreement, Dermisonics agrees to defend, indemnify and hold VEM harmless from and against any and all reasonable costs, expenses and liability (including reasonable attorney's fee paid in defense of VEM) which may in any way result from services rendered by VEM pursuant to or in any connection with this Agreement, except in those cases where VEM acts, with willful malfeasance, bad faith, gross negligence or reckless disregard in the performance its duties under the terms of this Agreement

6.4  Indemnification  by  VEM.  VEM  agrees  to  defend,  indemnify,  and  hold
     ------------------------
     Dermisonics harmless from and against all reasonable costs, expenses and liability (including reasonable attorney's fees paid in defense of Dermisonics), which may in any way result pursuant to VEM's or any party engaged by VEM as provided in Sections 1.2 and 1.4 hereof, willful malfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the terms of this Agreement, or in connection with any actions or statements on behalf of Dermisonics made by VEM without the prior approval or authorization of Dermisonics.


                               7. CONFIDENTIALITY

Each party acknowledges that confidential information proprietary to the other party may be obtained during the term of, and in connection with this Agreement. Each party shall hold strictly confidential any such confidential information whether disclosed in writing, orally or otherwise, and neither party shall disclose such confidential information to third parties, directly or indirectly, without the prior written consent of the other party. This confidentiality obligation shall survive any termination of this Agreement. Notwithstanding the foregoing, this confidentiality obligation shall not apply to confidential information that was obtained from a third party in good faith, or that was developed or known prior to disclosure by the other party, or to information that is in the public domain.

                        8. REPRESENTATIONS AND WARRANTIES

8.1  Dermisonics  represents  and  warrants:
     --------------------------------------

     (a) that it is a duly formed corporation domiciled and in good standing in United States of America with authority to conduct operations in all jurisdictions where it does business;

     (b)  that  it  is current in all of its filings with the SEC and the OTCBB;

     (c) that this Agreement, including all transactions contemplated herein, have been duly approved by the board of directors of Dermisonics, and that Dermisonics has obtained such additional approvals and consents as may be required by the law of the state of its incorporation, its charter, its bylaws or any agreement to which it is a party;

     (d) that it shall not fail to disclose nor attempt to hide any relevant, material information about Dermisonics, or its stock, financial condition, management, products or prospects;

     (e) that it shall not provide any false, inaccurate or misleading information concerning Dermisonics to VEM; and


                                      4/9

8.2  VEM  represents  and  warrants:
     ------------------------------

     (a) that it is a duly formed corporation domiciled and in good standing in The Federal Republic of Germany, licensed to operate as an investment bank with authority to conduct operations in all jurisdictions where it does business;

     (b) that this Agreement, including all transactions contemplated herein, have been duly approved by VEM's board of directors, and that VEM has obtained such additional approvals and consents (such as from shareholders, lenders, and others) as may be required by the law of the jurisdiction of its incorporation, its charter, its bylaws or any agreement to which it is a party; and

     (c) that it will exercise its best efforts and judgment in performing its duties under this Agreement and that it will conduct the placement in accordance with German laws.

     (d)  Regulation  S  Representations,  Warranties  and  Covenants.

          (i) (A) VEM understands and acknowledges that (I) the Notes and any Common Stock issuable upon conversion of the Notes (the "Conversion Shares") have not been and will not be registered under the Securities Act and may not be offered or sold in the United States or to, or for the benefit of, any "U.S. person" (as defined in Regulation S, a copy of which is attached as Schedule B hereto), unless the Notes or Conversion Shares, as the case may be, are registered under the Securities Act or such offer or sale is made pursuant to an exemption from the registration requirements of the Act, or (II) the Notes are being offered and sold pursuant to the terms of Regulation S under the Securities Act, which permits the transfer of the Notes and the Conversion Shares to non "U.S. Persons" in "off-shore transactions" (as defined in Regulation S), subject to certain terms and conditions, as described elsewhere herein.

          (ii) VEM is not purchasing the Notes as a result of or in connection with any activity that would constitute "directed selling efforts" (within the meaning given that term in Regulation S) in the United States and VEM will not undertake any such "directed selling efforts" in connection with the Notes or the Conversion Shares in the future.

          (iii) VEM is not a "U.S. Person," as defined in Rule 904 of Regulation S.

          (iv) VEM was outside the United States at the time (A) the offer to purchase and the sale of the Notes was made, (B) the buy order was made for the Notes and (C) it executed this Agreement.

          (v) Unless registered under the Securities Act, VEM agrees that any offer, sale or transfer of the Notes or the Conversion Shares or any interest therein to any non "U.S. Person" shall be made in accordance with the provisions of Regulation S and this Agreement, as described below, and that the Company is under no obligation to register or recognize and may refuse the transfer of any of such securities by the undersigned unless said offer, sale or transfer is made in accordance with the provisions of this Agreement and Regulation S. The following provisions, among others which now exist or which may hereafter be enacted, apply to any proposed offer, sale or transfer of the securities to a non "U.S. Person;" provided, however, that the Company may refuse to register the transfer of any Notes or Conversion Shares despite a sale or transfer in conformity with the provisions described


                                      5/9
          below and Regulation S, if it reasonably believes that such sale or transfer is being made in bad faith not in conformity with Regulation
          S:


               (A) VEM (and any subsequent holder of any of the Notes or Conversion Shares which are transferred in accordance with the provisions of this Agreement and Regulation S) must certify in writing that neither record nor beneficial ownership of any of such securities, or any interest therein, as the case may be, has been offered or sold in the United States or to or for the account or benefit of any U.S. Person.

               (B) Any proposed transferee or holder of the Notes or the Conversion Shares must (I) certify in writing that it is not a U.S. Person and that it is not acquiring such securities for the account or benefit of a U.S. Person or if such transferee is a U.S. Person that it acquired such securities in a transaction that did not require registration under the Act and that it agrees to be bound by the restrictions on resale of any of such securities set forth in this Agreement and Regulation S; (II) agree in writing to resell such securities only in accordance with the provisions of this Agreement, Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration and must agree in writing not to engage in hedging transactions with regard to any of such securities unless in compliance with the Securities Act; and
          (III) agree in writing to the placement of a legend on the certificate(s) representing such securities substantially in the form set forth in Section 8.2(d)(vii), below, and to the placement of a stop transfer on the Notes and the Conversions Shares on the stock books and records maintained by the Company or its transfer agent.

          (vii) Legend on Certificates. The Notes acquired by VEM hereby are and the Conversion Shares if and when acquired will be, "restricted securities" as that term is defined in Rule 144 ("Rule 144") promulgated under the Securities Act and are subject to the restrictions on transfer imposed therein and pursuant to Regulation S. VEM agrees and acknowledges that the Notes and the Conversion Shares will bear a restrictive legend in substantially the following form:

     "NEITHER THIS PROMISSORY NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM SUCH REGISTRATION CONTAINED IN REGULATION S UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY "U.S. PERSON" (AS SUCH TERM IS DEFINED IN REGULATION
     S) EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO A REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

          (viii) VEM shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for any of the Notes, or offer, sell or transfer the Notes, or any interest therein to, or for the account of benefit of, a U.S. Person.


                                      6/9

          (ix) VEM will not, directly or indirectly, engage in any hedging transactions (as such term is defined in the Securities Act) with respect to the Common Stock unless such transactions are in compliance with the Securities Act.

          (xi) If VEM publicly re-offers all or any part of the Notes or the Conversion Shares in the United States, VEM (and/or certain persons who participate in any such re-offer) may be deemed, under certain circumstances, to be an "underwriter" as defined in Section 2(11) of the Act. If VEM plans to make any such re-offer, it will consult with its counsel prior to any such re-offer in order to determine its liabilities and obligations under this Agreement, Regulation S, the Securities Act and any applicable state securities laws.


                                 9. OTHER TERMS

9.1  Notices.  All  notices,  consents  and  other  communications  under  this
     --------
     Agreement shall be in writing and shall be deemed to have been duly given when: (a) delivered by hand with signed delivery receipt requested; (b) sent by facsimile (with receipt confirmed), provided a copy is mailed on the same day by registered mail, return receipt requested; or (c) received by the addressee, if sent by Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses (or to such other addresses as a Party may designate as to itself by notice to the other):

               If  to  Dermisonics:
               --------------------

               Dermisonics,  Inc.
               2  Park  Plaza,  Suite  450
               Irvine,  California  92614

               Attention:  Bruce  H.  Haglund,  Chairman

               If  to  VEM:
               ------------

               VEM  Aktienbank  AG
               Rosental  5
               80331  Munchen
               Germany

               Attention:  Andreas  Beyer,  CEO

9.2  Independent  Contractor.  This  Agreement  neither  expressly nor impliedly
     ------------------------
     creates a relationship of employer and employee between the parties. In its performance hereunder, VEM and its agents shall act as independent contractors. The parties acknowledge that the value of VEM's services is not measurable in any quantitative manner, and that VEM shall not be obligated to spend any specific amount of time providing such services. Nothing in this Agreement shall be construed to require VEM to provide services to Dermisonics at any specific time, or in any specific place or manner.

9.3  No  Partnership  or  Joint  Venture.  Nothing  herein  shall  expressly nor
     ------------------------------------
     impliedly constitute or be construed to be or create a partnership or joint venture between the Parties to this Agreement.


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
9.4  No  Principal  and  Agent.  This  Agreement neither expressly nor impliedly
     -------------------------
     creates a relationship of principal and agent between the parties. Neither party nor its agents are authorized to enter into any agreements on behalf of the other party without the other party's express written consent.

9.5  No  Authority  to  Bind  Other  Party.  No  party  shall  have any right or
     --------------------------------------
     authority, express or implied, to commit or otherwise obligate the other parties in any manner whatsoever except to the extent specifically provided for herein or specifically otherwise authorized in writing by the parties. Neither party shall have any right or interest in any other party, nor any claim of lien with respect thereto, arising out of this Agreement or the performance of the services hereunder.

9.6  Governing  Law,  Venue,  Attorneys' Fees and Costs. This Agreement shall be
     --------------------------------------------------
     construed in accordance with the substantive laws of the Federal Republic of Germany without regard to the conflict of laws principles thereof. The place of performance of this Agreement is Germany, and exclusive venue for any cause of action that may arise out of this Agreement shall be in a court of competent jurisdiction in the city of Munich, Germany. Each Party consents to the jurisdiction of the courts of Federal Republic of Germany in the event any action is brought for declaratory relief or enforcement of any of the terms and provisions of this Agreement. The prevailing party in any such action shall be entitled to recover, in addition to its costs of enforcement, its costs and expenses including reasonable attorney's fees.


                                10. MISCELLANEOUS

10.1 Entire  Agreement.  This  Agreement  sets  forth  the  entire agreement and
     ------------------
     understanding among the Parties relating to the subject matter contained herein, and this Agreement supersedes all prior discussions, agreements and understandings between the Parties with respect thereto.

10.2 Amendment  of  Agreement.  This  Agreement  may be amended only in writing,
     ------------------------
     in whole or in part, at any time only by the agreement of the Parties. No provision of this Agreement may be waived except by a writing signed by the Party to be charged therewith.

10.3 Assignments.  No  party  shall  assign  the  benefit  or the burden of this
     -----------
     Agreement without the written consent of the other party, which consent shall not be unreasonably withheld.

10.4 Binding  Effect.  This  Agreement  shall  be binding upon, and inure to the
     ---------------
     benefit  of,  the  Parties  and  their  respective  successors and assigns.

10.5 No  Third  Party  Beneficiaries.  This  Agreement is made solely among, and
     -------------------------------
     for the benefit of the parties and their respective successors and assigns. No provision of this Agreement shall be applied for the benefit of, or be enforceable by any person who is not a party to, or authorized successor or assignee of this Agreement.

10.6 Severability,  Validity.  If  any  provision  of  this Agreement is held to
     ------------------------
     be invalid under applicable law, as applied to any fact or circumstance, such invalidity shall not affect the validity of any other provision hereof or the validity of such provision as applied to any other fact or circumstance.

10.7 Headings.  All  headings  contained  in  this Agreement are for convenience
     ---------
     of reference only and shall not be considered in any way in connection with the interpretation or enforcement of any provision of this Agreement.


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
10.8 Counterparts,  Facsimile  Copies.  This  Agreement  may  be executed in any
     ---------------------------------
     number of counterparts each of which shall be deemed an original, but all of which together shall constitute the same instrument. Facsimile copies of this Agreement or of any counterpart, and facsimile signatures hereon or on any counterpart, shall have the same force and effect as originals.

10.9 Authority.  The  parties  whose  signatures  appears  below  each represent
     ----------
     and warrant that they are authorized to enter into this agreement on behalf of the named Parties and do so with the intention of binding those Parties by the terms set forth herein.


IN WITNESS WHEREOF, the parties have duly executed this Agreement to become effective on the date first stated above.

Dermisonics,  Inc.                    VEM  Aktienbank  AG
a  Nevada  U.S.  corporation          a  German  stock  corporation

By:                                   By:
     ----------------------------          ----------------------------

Name:  Bruce  H.  Haglund             Name:  Andreas  Beyer

Title:  Chairman                      Title:  CEO


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